Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and the three months ended March 31, 2007 have been prepared to give effect to the acquisition by OMNI Energy Services Corp. (the “Company”) of BMJ Industrial Investments, L.L.C. and its wholly-owned subsidiary, Charles Holston, Inc. (collectively “CHI”) on March 2, 2007 and the purchase of certain assets of Cypress Consulting Services, Inc. d/b/a Cypress Energy (“Cypress Energy”) effective February 16, 2007. The Company also had two other acquisitions during 2006, Preheat, Inc. (“Preheat”) effective February 14, 2006 and Rig Tools, Inc. (“Rig Tools”) effective November 1, 2006. The pro forma information provided herein has been prepared to assist investors and readers of our financial statements in understanding what our combined results could be on an annual and quarterly basis had the acquisitions of CHI, Cypress Energy, Rig Tools and Preheat occurred on January 1, 2006.

The pro forma financial statements give pro forma effect to (i) the acquisition of CHI; (ii) the acquisition of certain assets of Cypress Energy; (iii) the acquisition of Preheat; and (iv) the acquisition of Rig Tools, as if the acquisitions had occurred on January 1, 2006. The financial information for CHI has been combined in the pro forma financial statements to reflect the acquisition of the entity’s common stock from the selling shareholders. The financial information for Cypress Energy has been combined in the pro forma financial statements to reflect the acquisition of certain assets.

The unaudited pro forma information is based upon available information and certain assumptions and adjustments, described in the accompanying notes, that the Company believes are reasonable in the circumstances. Pro forma adjustments are applied to the historical financial statements of the Company, Preheat, Rig Tools, CHI and Cypress Energy. The unaudited pro forma financial statements do not purport to represent what our financial condition or results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be in future periods. The acquisitions of Preheat, Rig Tools, CHI and Cypress Energy are accounted for under the purchase method of accounting. The purchase price allocation, related to CHI, among the assets and liabilities acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets and liabilities acquired. The purchase price allocation, related to certain assets of Cypress Energy, among the assets acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets acquired.

The pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and related notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2006.

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2006

(In thousands, except per share data)

(unaudited)

	OMNI	Preheat	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$98,998	$2,889	$—	$101,887

Operating expenses:
Direct costs	59,830	1,826	(60)	61,596
Depreciation and amortization	5,660	181	9	5,850
General and administrative expenses	13,780	479	(20)	14,239

Total operating expenses	79,270	2,486	(71)	81,685

Operating income	19,728	403	71	20,202
Interest expense	(4,966)	(8)	(215)	(5,189)
Gain on debt extinguishment	15	—	—	15
Other income (expense), net	233	1	—	234

Income from before income taxes	15,010	396	(144)	15,262
Income tax (expense) benefit	6,805	—	(97)	6,708

Net Income (loss)	21,815	396	(241)	21,970
Dividends on preferred stock	(488)	—	—	(488)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(458)	—	—	(458)

Net income (loss) available to common stockholders	$20,869	$396	$(241)	$21,024

Basic income per share:
Net income available to common stockholders	$1.29			$1.24

Diluted income per share:
Net income available to common stockholders	$0.89			$0.87

Weighted average common shares outstanding:
Basic	16,190		900	17,090
Diluted	24,459		900	25,359

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2006

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Rig Tools	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$101,887	$11,579	$—	$113,466

Operating expenses:
Direct costs	61,596	6,185	(80)	67,701
Depreciation and amortization	5,850	973	301	7,124
General and administrative expenses	14,239	2,147	(80)	16,306

Total operating expenses	81,685	9,305	141	91,131

Operating income (loss)	20,202	2,274	(141)	22,335
Interest expense	(5,189)	(358)	(1,310)	(6,857)
Gain on debt extinguishment	15	—	—	15
Other income (expense), net	234	162	—	396

Income before income taxes	15,262	2,078	(1,451)	15,889
Income tax (expense) benefit	6,708	(774)	533	6,467

Net income (loss)	21,970	1,304	(918)	22,356
Dividends on preferred stock	(488)	—	—	(488)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(458)	—	—	(458)

Net income (loss) available to common stockholders	$21,024	$1,304	$(918)	$21,410

Basic income per share:
Net income available to common stockholders	$1.24			$1.25

Diluted income per share:
Net income available to common stockholders	$0.87			$0.90

Weighted average common shares outstanding:
Basic	17,090		—	17,090
Diluted	25,359		500	25,859

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2006

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	CHI	Reclass. (a)	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$113,466	$29,350	$—	$—	$142,816

Operating expenses:
Direct costs	67,701	18,697	2,867	(98)	89,167
Depreciation and amortization	7,124	765	—	842	8,731
General and administrative expenses	16,306	5,234	(2,040)	(355)	19,145

Total operating expenses	91,131	24,696	827	389	117,043

Operating income (loss)	22,335	4,654	(827)	(389)	25,773
Interest expense	(6,857)	(230)	—	(1,342)	(8,429)
Gain on debt extinguishment	15	—	—	—	15
Other income (expense), net	396	94	827	—	1,317

Income (loss) before income taxes	15,889	4,518	—	(1,731)	18,676
Income tax (expense) benefit	6,467	—	—	(1,073)	5,394

Net income (loss)	22,356	4,518	—	(2,804)	24,070
Dividends on preferred stock	(488)	—	—	—	(488)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(458)	—	—	—	(458)

Net income (loss) available to common stockholders	$21,410	$4,518	$—	$(2,804)	$23,124

Basic income per share:
Net income available to common stockholders	$1.25				$1.35

Diluted income per share:
Net income available to common stockholders	$0.90				$0.95

Weighted average common shares outstanding:
Basic	17,090			—	17,090
Diluted	25,859			433	26,292

(a)	Reclassifications are presented to conform the presentation of Charles Holston, Inc.’s audited amounts to OMNI’s classifications.

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2006

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Cypress Energy	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$142,816	$23,168	$477	$166,461

Operating expenses:
Direct costs	89,167	19,420	587	109,174
Depreciation and amortization	8,731	296	709	9,736
General and administrative expenses	19,145	1,305	(220)	20,230

Total operating expenses	117,043	21,021	1,076	139,140

Operating income (loss)	25,773	2,147	(599)	27,321
Interest expense	(8,429)	(275)	(439)	(9,143)
Gain on debt extinguishment	15	—	—	15
Other income (expense), net	1,317	(115)	—	1,202

Income (loss) before income taxes	18,676	1,757	(1,038)	19,395
Income tax (expense) benefit	5,394	—	(277)	5,117

Net income (loss)	24,070	1,757	(1,315)	24,512
Dividends on preferred stock	(488)	—	—	(488)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(458)	—	—	(458)

Net income (loss) available to common stockholders	$23,124	$1,757	$(1,315)	$23,566

Basic income per share:
Net income available to common stockholders	$1.35			$1.38

Diluted income per share:
Net income available to common stockholders	$0.95			$0.97

Weighted average common shares outstanding:
Basic	17,090			17,090
Diluted	26,292			26,292

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the three months ended March 31, 2007

(In thousands, except per share data)

(unaudited)

	OMNI	CHI	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$38,889	$4,642	$—	$43,531

Operating expenses:
Direct costs	23,575	3,388	—	26,963
Depreciation and amortization	2,065	209	168	2,442
General and administrative expenses	5,116	487	—	5,603

Total operating expenses	30,756	4,084	168	35,008

Operating income (loss)	8,133	558	(168)	8,523
Interest expense	(1,570)	(13)	(255)	(1,838)
Loss on debt extinguishment	(1,004)	—	—	(1,004)
Other income (expense), net	10	21	—	31

Income (loss) before income taxes	5,569	566	(423)	5,712
Income tax (expense) benefit	(2,144)	—	(55)	(2,199)

Net Income (loss)	3,425	566	(478)	3,513
Dividends on preferred stock	(127)	—	—	(127)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(128)	—	—	(128)

Net income (loss) available to common stockholders	$3,170	$566	$(478)	$3,258

Basic income per share:
Net income available to common stockholders	$0.18			$0.19

Diluted income per share:
Net income available to common stockholders	$0.14			$0.14

Weighted average common shares outstanding:
Basic	17,206			17,206
Diluted	25,323			25,323

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the three months ended March 31, 2007

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Cypress Energy	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$43,531	$4,485	$141	$48,157

Operating expenses:
Direct costs	26,963	3,682	155	30,800
Depreciation and amortization	2,442	77	121	2,640
General and administrative expenses	5,603	166	(14)	5,755

Total operating expenses	35,008	3,925	262	39,195

Operating income (loss)	8,523	560	(121)	8,962
Interest expense	(1,838)	(67)	(21)	(1,926)
Gain on debt extinguishment	(1,004)	—	—	(1,004)
Other income (expense), net	31	(63)	12	(20)

Income (loss) before income taxes	5,712	430	(130)	6,012
Income tax (expense) benefit	(2,199)	—	(116)	(2,315)

Net income (loss)	3,513	430	(246)	3,697
Dividends on preferred stock	(127)	—	—	(127)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(128)	—	—	(128)

Net income (loss) available to common stockholders	$3,258	$430	$(246)	$3,442

Basic income per share:
Net income available to common stockholders	$0.19			$0.20

Diluted income per share:
Net income available to common stockholders	$0.14			$0.15

Weighted average common shares outstanding:
Basic	17,206			17,206
Diluted	25,323			25,323

See Notes to Unaudited Pro Forma Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation

The combination will be accounted for using purchase method of accounting and amounts paid in excess of the fair values of assets acquired and liabilities assumed are recorded as goodwill. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods presented are comprised of OMNI Energy Services Corp. and Subsidiaries (“OMNI”) and the acquisitions of Preheat, Rig Tools, CHI and Cypress Energy as if these acquisitions occurred on January 1, 2006. Originally Preheat was acquired effective February 14, 2006 and the acquisition of Rig Tools was completed on November 1, 2006. CHI was acquired on March 2, 2007. The assets of Cypress Energy were purchased effective February 16, 2007. Accordingly, the operations of Preheat for periods subsequent to February 14, 2006 and the operations of Rig Tools for periods subsequent to November 1, 2006 are included within the operations of OMNI. Additionally, the operations of CHI after March 2, 2007 and the operations related to the acquisition of certain assets of Cypress Energy after February 16, 2007 are included within the operations of OMNI.

Total consideration for the purchase of CHI is comprised of cash and debt in exchange for all of the outstanding membership interests in BMJ Industrial Investment, L.L.C. and all of the outstanding shares of its wholly-owned subsidiary, Charles Holston, Inc. In addition, at the time of closing, CHI was required to have on hand working capital in excess of $7.5 million. Working capital is defined as cash and accounts receivable less accounts payable. The following is a summary of the purchase price of CHI (in thousands):

Cash paid at closing to selling owners	$18,000
Notes payable to selling owners	5,000

$23,000

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of CHI at March 2, 2007 which is as follows (in thousands):

Current assets	$9,158
Fixed assets	12,732
Intangibles	7,820
Assumption of operating payables	(3,284)
Assumption of long term debt	(3,426)

$23,000

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets and liabilities acquired, goodwill may be adjusted.

Certain reclassifications have been made to the financial statements of CHI to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

The total consideration for the purchase of certain assets of Cypress Energy is comprised of cash and debt. The following is summary of the purchase price (in thousands):

Cash paid at closing to selling owner	$7,050
Notes payable to selling owner	3,000

$10,050

The allocation of the purchase price is based upon an assessment of the fair value of the assets acquired from Cypress Energy on the date of acquisition which is as follows (in thousands):

Property and equipment	$4,326
Other assets	5,724

Purchase price	$10,050

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets acquired, goodwill may be adjusted.

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006 (in thousands):

PREHEAT

Due to the fact that Preheat was purchased effective February 14, 2006, the following pro forma adjustments are for the period January 1, 2006 through February 14, 2006.

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to pressure washers to be purchased in conjunction with the acquisition of Preheat	$(60)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $15,519 depreciated over various useful lives	$9

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(20)

Interest expense
Net increase in interest expense based upon a total borrowing of $20,086 to fund the acquisition of Preheat at interest rates ranging from 5% to 12.41%	$215

Income Taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2006	$97

RIG TOOLS

Due to the fact that Rig Tools was purchased effective November 1, 2006, the following pro forma adjustments are for the period January 1, 2006 through October 31, 2006.

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to rental equipment to be purchased in conjunction with the acquisition of Rig Tools	$(64)
Various minor costs to be eliminated following the acquisition	(16)	$(80)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $14,070 depreciated over various useful lives	$290
Net increase in amortization expense related to the acquisition of intangibles amortized over ten years	11	$301

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(32)
Various minor costs to be eliminated following the acquisition	(48)	$(80)

Interest expense
Net increase in interest expense based upon a total borrowing of $16,000 to fund the acquisition of Rig Tools at interest rates ranging from 5% to 10.9%	$863
Net increase in interest expense due to the accretion of the beneficial conversion charge related to the convertible shareholder debt issued	$447	$1,310

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2006		$533

CHI

Due to the fact that CHI was purchased March 2, 2007, the following pro forma adjustments are for the entire year ended December 31, 2006.

Direct costs
Reduction in direct costs following the acquisition (as follows):
Unusual payments for damages and other non-recurring events		$(98)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $12,732 depreciated over various useful lives	$241
Net increase in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $7,820 amortized over various useful lives	601	$842

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Costs directly related to the acquisition to be eliminated after the acquisition	$(134)
Costs to be eliminated after the acquisition	(81)
Reduction in owner’s items to be eliminated after the acquisition	(140)	$(355)

Interest expense
Net increase in interest expense based upon a total borrowing of $23,000 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%		$1,342

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2006	$1,073

Cypress Energy

Due to the fact that the assets of Cypress Energy were purchased effective February 16, 2007, the following pro forma adjustments are for the entire year ended December 31, 2006.

Operating revenues
A reclassification between direct costs and revenues is required (as follows):
Net increase in operating revenues to reclassify amounts charged against direct costs		$477

Net increase in direct costs to offset revenues improperly charged against direct costs		$(477)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,326 depreciated over various useful lives	$304
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $5,724 amortized over various useful lives	405	$709

Reclassification
A reclassification between direct costs and general and administrative expenses is required to properly reflect comparisons between periods:
Increase in direct costs		$110

Decrease in general and administrative expenses		$(110)

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries of employees not retained after the acquisition		$(110)

Interest expense
Net increase in interest expense based upon a total borrowing of $10,050 to fund the acquisition of Cypress Energy at interest rates ranging from 5% to 7.32%		$439

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2006		$277

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2007 (in thousands):

CHI

Due to the fact that CHI was purchased March 2, 2007, the following pro forma adjustments are for the period from January 1, 2007 through March 1, 2007.

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $12,732 depreciated over various useful lives	$68
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $7,820 amortized over various useful lives	100	$168

Interest expense
Net increase in interest expense based upon a total borrowing of $23,000 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%		$255

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2007		$55

Cypress Energy

Due to the fact that the assets of Cypress Energy were purchased effective February 16, 2007, the following pro forma adjustments are for the period from January 1, 2007 through February 15, 2007.

Operating revenues
A reclassification between direct costs and revenues is required (as follows):
Net increase in operating revenues to reclassify amounts charged against direct costs		$141

Net increase in direct costs to offset revenues improperly charged against direct costs		$(141)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,326 depreciated over various useful lives	$79
Net increase in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $5,724 amortized over various useful lives	42	$121

Reclassification
A reclassification between direct costs and general and administrative expenses is required to properly reflect comparisons between periods:
Increase in direct costs		$14

Decrease in general and administrative expenses		$(14)

Interest expense
Net increase in interest expense based upon a total borrowing of $10,050 to fund the acquisition of Cypress Energy at interest rates ranging from 5% to 7.32%		$21

Other income (expense), net
Net decrease in other expenses		$(12)

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2007		$116